EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the transition report of EACO Corporation (the “Company”) on Form 10-K for the eight months ended August 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Glen Ceiley, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: December 23, 2009

/S/ GLEN CEILEY
Glen Ceiley
Chief Executive Officer (principal executive officer and principal financial officer)